SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K (12g-3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: January 26, 2004

Waccamaw Bankshares, Inc.

North Carolina	52-2329563
(State of incorporation)	(I.R.S. Employer Identification No.)

110 North J.K. Powell Boulevard, Whiteville, North Carolina	28472-3008
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (910) 641-0044

This document contains 5 pages, excluding exhibits.

ITEM 5.	OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file Waccamaw Bankshares, Inc. Annual Performance Summary for the year ending 2003.

EXHIBIT INDEX

Exhibit 99.1 Annual Performance Summary issued January 23, 2004

Exhibit 99.2 Annual Performance Summary issued January 23, 2004

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 23, 2004.

WACCAMAW BANKSHARES, INC.

Date: January 23, 2004	/s/ James G. Graham
	By:	James G. Graham
	Its:	President & CEO